                           COLUMBIA FUNDS SERIES TRUST

                           RULE 18F-3 MULTI-CLASS PLAN

I.   INTRODUCTION.

     Pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), the following sets forth the method for allocating fees and expenses among each class of shares in the investment portfolios of Columbia Funds Series Trust (the "Trust"). In addition, this Rule 18f-3 Multi-Class Plan (the "Plan") sets forth the maximum initial sales loads, contingent deferred sales charges, Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services, if any, applicable to a particular class of shares of the investment portfolios of the Trust. The Plan also identifies expenses that may be allocated to a particular class of shares to the extent that they are actually incurred in a different amount by the class or relate to a different kind or degree of services provided to the class.

     The Trust is an open-end series investment company registered under the 1940 Act, the shares of which are registered on Form N-1A under the Securities Act of 1933 (Registration Nos. 333-89661 and 811-09645). The Trust elects to offer multiple classes of shares in its investment portfolios pursuant to the provisions of Rule 18f-3 and this Plan.

     The Trust currently consists of the following fifty-two separate multi-class investment portfolios: Columbia Asset Allocation Fund II, Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Florida Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Global Value Fund, Columbia High Income Fund, Columbia Intermediate Core Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Mid Cap Growth Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Municipal Income Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Texas Intermediate Municipal Bond Fund, Columbia Total Return Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund and Columbia LifeGoal Income Portfolio, Columbia LifeGoal Balanced Growth Portfolio, Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Income and Growth Portfolio, Columbia Masters Global Equity Portfolio, Columbia Masters Heritage Portfolio and Columbia Masters International Equity Portfolio (the "Non-Money Market Funds"), and Columbia California Tax-Exempt Reserves, Columbia Cash Reserves, Columbia Government Reserves, Columbia Money Market Reserves, Columbia Municipal Reserves, Columbia New York Tax-Exempt Reserves, Columbia Tax-Exempt Reserves, Columbia Treasury Reserves,

Columbia Government Plus Reserves, Columbia Prime Reserves, Columbia Connecticut Municipal Reserves and Columbia Massachusetts Municipal Reserves (the "Money Market Funds").

     The above-listed investment portfolios of the Trust (the "Funds") are authorized to issue the following classes of shares representing interests in the Funds:

          (i) Non-Money Market Funds (except Columbia Small Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund, Columbia Marsico 21st Century Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia LifeGoal Balanced Growth Portfolio, Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Income and Growth Portfolio and Columbia Masters International Equity Portfolio) -- Class Z Shares, Class A Shares, Class B Shares and Class C Shares;

          (ii) Columbia Small Cap Index Fund, Columbia Mid Cap Index Fund and Columbia Large Cap Index Fund -- Class Z Shares and Class A Shares;

          (iii) Columbia Large Cap Enhanced Core Fund -- Class Z Shares, Class A Shares and Class R Shares;

          (iv) Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico 21st Century Fund, Columbia Multi-Advisor International Equity Fund, Columbia Small Cap Value Fund II, Columbia LifeGoal Balanced Growth Portfolio, Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Income and Growth Portfolio and Columbia Masters International Equity Portfolio - Class Z Shares, Class A Shares, Class B Shares, Class C Shares and Class R Shares;

          (v) Columbia California Tax-Exempt Reserves -- Class B Shares, Class C Shares, Market Class Shares, Daily Class Shares, Investor Class Shares, Service Class Shares, Trust Class Shares, Liquidity Class Shares, Capital Class Shares, Institutional Class Shares and Adviser Class Shares;

          (vi) Columbia Cash Reserves -- Class Z Shares, Class A Shares, Class B Shares, Class C Shares, Market Class Shares, Daily Class Shares, Investor Class Shares, Service Class Shares, Trust Class Shares, Liquidity Class Shares, Capital Class Shares, Institutional Class Shares, Adviser Class Shares and Marsico Shares;

          (vii) Columbia Money Market Reserves and Columbia New York Tax-Exempt Reserves -- Class B Shares, Class C Shares, Market Class Shares, Daily Class Shares, Investor Class Shares, Service Class Shares, Trust Class Shares, Liquidity Class Shares, Capital Class Shares, Institutional Class Shares, Adviser Class Shares, G-Trust Shares and Retail A Shares;

          (viii) Columbia Government Reserves and Columbia Tax-Exempt Reserves -- Class A Shares, Class B Shares, Class C Shares, Market Class Shares, Daily Class Shares, Investor Class Shares, Service Class Shares, Trust Class Shares, Liquidity Class Shares, Capital Class Shares, Institutional Class Shares, Adviser Class Shares, G-Trust Shares and Retail A Shares;

          (ix) Columbia Municipal Reserves -- Class Z Shares, Class B Shares, Class C Shares, Market Class Shares, Daily Class Shares, Investor Class Shares, Service Class Shares, Trust Class Shares, Liquidity Class Shares, Capital Class Shares, Institutional Class Shares and Adviser Class Shares;

          (x) Columbia Treasury Reserves -- Class A Shares, Class B Shares, Class C Shares, Market Class Shares, Daily Class Shares, Investor Class Shares, Service Class Shares, Trust Class Shares, Liquidity Class Shares, Capital Class Shares, Institutional Class Shares and Adviser Class Shares;

          (xi) Columbia Government Plus Reserves -- Liquidity Class Shares, Institutional Class Shares, Trust Class Shares, Capital Class Shares, Adviser Class Shares, G-Trust Shares and Retail A Shares;

          (xii) Columbia Prime Reserves -- Liquidity Class Shares, Institutional Class Shares, Trust Class Shares, Capital Class Shares and Adviser Class Shares;

          (xiii) Columbia Connecticut Municipal Reserves and Columbia Massachusetts Municipal Reserves -- G-Trust Shares and Retail A Shares;

II.  ALLOCATION OF EXPENSES.

     A. Pursuant to Rule 18f-3 under the 1940 Act, the Trust shall allocate to each class of shares in a Fund (i) any fees and expenses incurred by the Trust in connection with the distribution of such class of shares under a distribution plan adopted for such class of shares pursuant to Rule 12b-1, ("Distribution Plan") and (ii) any fees and expenses incurred by the Trust under a shareholder servicing plan in connection with the provision of shareholder services to the holders of such class of shares ("Shareholder Servicing Plan").

     B. In addition, pursuant to Rule 18f-3, the Trust may allocate the following fees and expenses, if any, to a particular class of shares in a single
Fund:

          (i) transfer agent fees identified by the transfer agent as being attributable to such class of shares;

          (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, reports and proxies to current shareholders of such class of shares or to regulatory agencies with respect to such class of shares;

          (iii) blue sky registration or qualification fees incurred by such class of shares;

          (iv) Securities and Exchange Commission registration fees incurred by such class of shares;

          (v) the expense of administrative personnel and services (including, but not limited to, those of a portfolio accountant, custodian or dividend paying agent charged with calculating net asset values or determining or paying dividends) as required to support the shareholders of such class of shares;

          (vi) litigation or other legal expenses relating solely to such class of shares;

          (vii) fees of the Trustees of the Trust incurred as a result of issues relating to such class of shares;

          (viii) independent accountants' fees relating solely to such class of shares; and

          (ix) any other fees and expenses, not including advisory or custodial fees or other expenses related to the management of the Fund's assets, relating to (as defined below) such class of shares.

     C. For all purposes under this Plan, fees and expenses "relating to" a class of shares are those fees and expenses that are actually incurred in a different amount by the class or that relate to a different kind or degree of services provided to the class. The proper officers of the Trust shall have the authority to determine whether any or all of the fees and expenses described in Section B of this Part II should be allocated to a particular class of shares. The Board of Trustees will monitor any such allocations to ensure that they comply with the requirements of the Plan.

     D. Income and any expenses of Columbia California Intermediate Municipal Bond Fund, Columbia Florida Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Texas Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Municipal Income Fund, Columbia Short Term Municipal Bond Fund, Columbia Short Term Bond Fund and Columbia Total Return Bond Fund not allocated to a particular class of any such Fund pursuant to this Plan shall be allocated to each class of the Fund on the basis of the relative net assets (settled shares), as defined in Rule 18f-3, of that class in relation to the net assets of the Fund.

     Realized and unrealized capital gains and losses of Columbia California Intermediate Municipal Bond Fund, Columbia Florida Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Texas Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Municipal Income Fund, Columbia Short Term Municipal Bond Fund, Columbia Short Term Bond Fund, and Columbia Total Return Bond Fund shall be allocated to each class of the Fund on the basis of the relative net assets (settled shares), as defined in Rule 18f-3, of that class in relation to the net assets of the Fund.

     Income, realized and unrealized capital gains and losses, and any expenses of Columbia Mid Cap Index Fund, Columbia High Income Fund, Columbia Marsico 21st Century Fund, Columbia Marsico International Opportunities Fund, Columbia Global Value Fund, Columbia Asset Allocation Fund II, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Mid Cap Value Fund, Columbia Large Cap Core Fund, Columbia Convertible Securities Fund, Columbia Large Cap Value Fund, Columbia Marsico Mid Cap Growth Fund, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Small Cap Index Fund, Columbia Small Cap Growth Fund II, Columbia International Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Intermediate Core Bond Fund, Columbia Small Cap Value Fund II, Columbia LifeGoal Income Portfolio, LifeGoal Balanced Growth Portfolio, LifeGoal Growth Portfolio, LifeGoal Income and Growth Portfolio, Columbia Masters Global Equity Portfolio, Columbia Masters Heritage Portfolio, Columbia Masters International Equity Portfolio and the Money Market Funds not allocated to a particular class of any such Fund pursuant to this Plan shall be allocated to each class of the Fund on the basis of the relative net assets (settled shares), as defined in Rule 18f-3, of that class in relation to the net assets of the Fund.

     E. In certain cases, Columbia Management Advisors, LLC ("CMA"), Marsico Capital Management, LLC ("Marsico Capital"), Brandes Investment Partners, L.P. ("Brandes"), Causeway Capital Management LLC ("Causeway"), MacKay Shields LLC ("MacKay"), Banc of America Securities LLC ("BAS"), Bank of America, N.A. ("Bank of America"), Columbia Management Distributors, Inc. ("CMD"), Columbia Management Services, Inc. ("CMS") or another service provider for a Fund may waive or reimburse all or a portion of the expenses of a specific class of shares of the Fund. The Board of Trustees will monitor any such waivers or reimbursements to ensure that they do not provide a means for cross-subsidization between classes.

III. CLASS ARRANGEMENTS.

     The following summarizes the maximum front-end sales charges, contingent deferred sales charges, Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services, if any, applicable to each class of shares of the Trust. Additional details regarding such fees and services are set forth in the relevant Fund's (or Funds') current Prospectus(es) and Statement of Additional Information.

     A.   CAPITAL CLASS SHARES - MONEY MARKET FUNDS ONLY.

          1.   Maximum Initial Sales Load: None

          2.   Contingent Deferred Sales Charge: None

          3.   Maximum Rule 12b-1 Distribution Fees: None

          4.   Maximum Shareholder Servicing Fees: None

          5. Conversion Features/Exchange Privileges: Capital Class Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

          6. Other Shareholder Services: Capital Class Shares of a Money Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

     B.   LIQUIDITY CLASS SHARES - MONEY MARKET FUNDS ONLY.

          1.   Maximum Initial Sales Load: None

          2.   Contingent Deferred Sales Charge: None

          3. Maximum Annual Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Liquidity Class Shares of each Money Market Fund may be reimbursed for certain expenses incurred in connection with the distribution of Liquidity Class Shares. Such reimbursement payments may not exceed 0.25%, on an annual basis, of the average daily net assets of such shares. In addition, the Distribution Plan permits the Liquidity Class Shares of each Money Market Fund to pay CMD up to 0.25%, on an annual basis, of the average daily net assets of such shares which CMD can use to compensate financial institutions that provide administrative and/or distribution services to the holders of Liquidity Class Shares. To the extent that any Liquidity Class Shares of a

               Money Market Fund reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate shareholder servicing plan for Liquidity Class Shares, the total of such reimbursements and payments may not exceed, on an annual basis, 0.25% of the average daily net assets of any such Fund's Liquidity Class Shares.

          4. Maximum Annual Shareholder Servicing Fees: 0.25% of the average daily net assets of the Liquidity Class Shares of each Money Market Fund.

          5. Conversion Features/Exchange Privileges: Liquidity Class Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

          6. Other Shareholder Services: Liquidity Class Shares of a Money Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

     C.   ADVISER CLASS SHARES - MONEY MARKET FUNDS ONLY.

          1.   Maximum Initial Sales Load: None

          2.   Contingent Deferred Sales Charge: None

          3.   Maximum Annual Shareholder Servicing/Rule 12b-1 Distribution
               Fees: Pursuant to a Shareholder Servicing Plan, Adviser Class Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25%, on an annual basis, of the average daily net assets of such shares. The Adviser Class Shareholder Servicing Plan provides that, to the extent any portion of the fees payable under the Plan is deemed to be primarily for distribution-related services, such fees are deemed approved pursuant to the Shareholder Servicing Plan and Rule 12b-1.

          4. Conversion Features/Exchange Privileges: Adviser Class Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

          5. Other Shareholder Services. Adviser Class Shares of a Money Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

     D.   MARKET CLASS SHARES - MONEY MARKET FUNDS ONLY.

          1.   Maximum Initial Sales Load: None

          2.   Contingent Deferred Sales Charge: None

          3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Market Class Shares of each Money Market Fund may pay distribution fees of up to 0.20% of the average daily net assets of such shares.

          4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Market Class Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

          5. Conversion Features/Exchange Privileges: Market Class Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

          6. Other Shareholder Services: Market Class Shares of a Money Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

     E.   TRUST CLASS SHARES - MONEY MARKET FUNDS ONLY.

          1.   Maximum Initial Sales Load: None

          2.   Contingent Deferred Sales Charge: None

          3.   Maximum Rule 12b-1 Distribution Fees: None

          4. Maximum Shareholder Administration Fees: Pursuant to a Shareholder Administration Plan, Trust Class Shares of each Money Market Fund may pay shareholder administration fees of up to 0.10% of the average daily net assets of such shares.

          5. Conversion Features/Exchange Privileges: Trust Class Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

          6. Other Shareholder Services: Trust Class Shares of a Money Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

     F.   INSTITUTIONAL CLASS SHARES - MONEY MARKET FUNDS ONLY.

          1.   Maximum Initial Sales Load: None

          2.   Contingent Deferred Sales Charge: None

          3.   Maximum Rule 12b-1 Distribution Fees: None

          4. Maximum Shareholder Administration Fees: Pursuant to a Shareholder Administration Plan, Institutional Class Shares of each Money Market Fund may pay shareholder administration fees of up to 0.04% of the average daily net assets of such shares.

          5. Conversion Features/Exchange Privileges: Institutional Class Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

          6. Other Shareholder Services: Institutional Class Shares of a Money Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

     G.   INVESTOR CLASS SHARES - MONEY MARKET FUNDS ONLY.

          1.   Maximum Initial Sales Load: None

          2.   Contingent Deferred Sales Charge: None

          3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Investor Class Shares of each Money Market Fund may pay distribution fees of up to 0.10% of the average daily net assets of such shares.

          4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Investor Class Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

          5. Conversion Features/Exchange Privileges: Investor Class Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

          6. Other Shareholder Services: Investor Class Shares of a Money Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

     H.   DAILY CLASS SHARES - MONEY MARKET FUNDS ONLY.

          1.   Maximum Initial Sales Load: None

          2.   Contingent Deferred Sales Charge: None

          3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Daily Class Shares of each Money Market Fund may pay distribution fees of up to 0.35% of the average daily net assets of such shares.

          4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Daily Class Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

          5. Conversion Features/Exchange Privileges: Daily Class Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

          6. Other Shareholder Services: Daily Class Shares of a Money Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

     I.   SERVICE CLASS SHARES - MONEY MARKET FUNDS ONLY.

          1.   Maximum Initial Sales Load: None

          2.   Contingent Deferred Sales Charge: None

          3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Service Class Shares of each Money Market

               Fund may pay distribution fees of up to 0.55% of the average daily net assets of such shares.

          4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Service Class Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

          5. Conversion Features/Exchange Privileges: Service Class Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

          6. Other Shareholder Services: Service Class Shares of a Money Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

     J.   CLASS Z SHARES - ALL FUNDS.

          1.   Maximum Initial Sales Load: None

          2.   Contingent Deferred Sales Charge: None

          3.   Maximum Rule 12b-1 Distribution Fees: None

          4.   Maximum Shareholder Servicing Fees: None

          5. Conversion Features/Exchange Privileges: Class Z Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

          6. Other Shareholder Services: Class Z Shares of a Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

     K.   CLASS A SHARES - MONEY MARKET FUNDS ONLY.

          1.   Maximum Initial Sales Load: None

          2.   Contingent Deferred Sales Charge: None

          3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Class A Shares of each Money Market Fund may pay distribution fees of up to 0.10% of the average daily net assets of such shares.

          4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Class A Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

          5. Conversion Features/Exchange Privileges: Class A Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

          6. Other Shareholder Services: Class A Shares of a Money Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

     L. CLASS A SHARES - COLUMBIA SMALL CAP INDEX FUND, COLUMBIA MID CAP INDEX FUND, COLUMBIA LARGE CAP INDEX FUND AND COLUMBIA LARGE CAP ENHANCED CORE FUND (THE "INDEX FUNDS") ONLY.

          1.   Maximum Initial Sales Load: None

          2.   Contingent Deferred Sales Charge: None

          3.   Maximum Rule 12b-1 Distribution/Shareholder Servicing Fees:
               Pursuant to a Shareholder Servicing and Distribution Plan adopted under Rule 12b-1, Class A Shares of each Index Fund may pay a combined distribution and shareholder servicing fee of up to 0.25% of the average daily net assets of such shares.

          4. Conversion Features/Exchange Privileges: Class A Shares of an Index Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Index Fund.

          5. Other Shareholder Services: Class A Shares of an Index Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Index Fund.

     M.   CLASS A SHARES - NON-MONEY MARKET FUNDS (OTHER THAN THE INDEX FUNDS)
          ONLY.

          1.   Maximum Initial Sales Load:

               (a) Columbia Asset Allocation Fund II, Columbia Convertible Securities Fund, Columbia Global Value, Columbia Large Cap Value Fund, Columbia Marsico Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia International Value Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico 21st Century Fund, Columbia Multi-Advisor International Equity Fund, Columbia Small Cap Value Fund II, Columbia Small Cap Growth Fund II, Columbia Large Cap Core Fund, Columbia LifeGoal Balanced Growth Portfolio, Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Income and Growth Portfolio, Columbia Masters Global Equity Portfolio, Columbia Masters Heritage Portfolio and Columbia Masters International Equity Portfolio: maximum of 5.75%.

               (b)  Columbia High Income Fund and Columbia Municipal Income
                    Fund: maximum of 4.75%.

               (c) Columbia Total Return Bond Fund, Columbia Intermediate Core Bond Fund, Columbia California Intermediate Municipal Bond Fund, Columbia Florida Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Texas Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund and Columbia LifeGoal Income Portfolio: maximum of 3.25%.

               (d) Columbia Short Term Bond Fund and Columbia Short Term Municipal Bond Fund: maximum of 1.00%.

          2.   Contingent Deferred Sales Charge: maximum of 1.00%.

          3.   Maximum Rule 12b-1 Distribution/Shareholder Servicing Fees:
               Pursuant to a Shareholder Servicing and Distribution Plan adopted under Rule 12b-1, Class A Shares of each Fund may pay a combined distribution and shareholder servicing fee of up to 0.25% of the average daily net assets of such shares.

          4. Conversion Features/Exchange Privileges: Class A Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

          5. Other Shareholder Services: Class A Shares of a Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

     N.   CLASS B SHARES - MONEY MARKET FUNDS ONLY.

          1.   Maximum Initial Sales Load: None

          2. Contingent Deferred Sales Charge (as a percentage of the lower of the original purchase price or redemption proceeds): 5.00% if redeemed within one year of purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter.

          3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Class B Shares of each Fund may pay distribution fees of up to 0.75% of the average daily net assets of such shares.

          4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Class B Shares of each Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

          5. Maximum Shareholder Administration Fees: Pursuant to a Shareholder Administration Plan, Class B Shares of each Money Market Fund may pay shareholder administration fees of up to 0.10% of the average daily net assets of such shares.

          6. Conversion Features/Exchange Privileges: Class B Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

          7. Other Shareholder Services: Class B Shares of a Money Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

     O.   CLASS B SHARES - NON-MONEY MARKET FUNDS ONLY.

          1.   Maximum Initial Sales Load: None

          2. Contingent Deferred Sales Charge (as a percentage of the lower of the original purchase price or redemption proceeds):

               (a) Columbia Asset Allocation Fund II, Columbia Convertible Securities Fund, Columbia Global Value, Columbia Large Cap Value Fund, Columbia Marsico Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia International Value Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico 21st Century Fund, Columbia Multi-Advisor International Equity Fund, Columbia Small Cap Value Fund II, Columbia Small Cap Growth Fund II, Columbia Large Cap Core Fund, Columbia LifeGoal Balanced Growth Portfolio, Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Income and Growth Portfolio, Columbia Masters Global Equity Portfolio, Columbia Masters Heritage Portfolio and Columbia Masters International Equity Portfolio: 5.00% if redeemed within one year of purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter.

               (b) Columbia Total Return Bond Fund, Columbia Intermediate Core Bond Fund, Columbia California Intermediate Municipal Bond Fund, Columbia Florida Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Texas Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund and Columbia LifeGoal Income Portfolio: 3.00% if redeemed within one year of purchase, declining to 1.00% in the fourth year after purchase and eliminated thereafter.

               (c)  Columbia Short Term Municipal Bond Fund: None.

               (d)  Columbia Short Term Bond Fund: maximum of 3.00%.

               (e)  Columbia Municipal Income Fund and Columbia High Income
                    Fund: maximum of 5.00%.

          3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Class B Shares of each Fund may pay distribution fees of up to 0.75% of the average daily net assets of such shares.

          4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Class B Shares of each Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

          6. Conversion Features/Exchange Privileges: Class B Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

          7. Other Shareholder Services: Class B Shares of a Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

     P.   CLASS C SHARES - MONEY MARKET FUNDS ONLY.

          1.   Maximum Initial Sales Load: None

          2. Contingent Deferred Sales Charge (as a percentage of the lower of the original purchase price or redemption proceeds): 1.00% if redeemed within one year of purchase and eliminated thereafter.

          3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Class C Shares of each Fund may pay distribution fees of up to 0.75% of the average daily net assets of such shares.

          4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Class C Shares of each Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

          5. Maximum Shareholder Administration Fees: Pursuant to a Shareholder Administration Plan, Class C Shares of each Money Market Fund may pay shareholder administration fees of up to 0.10% of the average daily net assets of such shares.

          6. Conversion Features/Exchange Privileges: Class C Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

          7. Other Shareholder Services: Class C Shares of a Money Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

     Q.   CLASS C SHARES - NON-MONEY MARKET FUNDS ONLY.

          1.   Maximum Initial Sales Load: None

          2. Contingent Deferred Sales Charge (as a percentage of the lower of the original purchase price or redemption proceeds): 1.00% if redeemed within one year of purchase and eliminated thereafter.

          3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Class C Shares of each Fund may pay distribution fees of up to 0.75% of the average daily net assets of such shares.

          4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Class C Shares of each Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

          5. Conversion Features/Exchange Privileges: Class C Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

          6. Other Shareholder Services: Class C Shares of a Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

     R.   CLASS R SHARES - NON-MONEY MARKET FUNDS ONLY.

          1.   Maximum Initial Sales Load: None

          2.   Contingent Deferred Sales Charge: None

          3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Class R Shares of each Fund may pay distribution fees of up to 0.50% of the average daily net assets of such shares.

          4. Conversion Features/Exchange Privileges: Class R Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

          5. Conversion Features/Exchange Privileges: Class R Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

          6. Other Shareholder Services: Class R Shares of a Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

     S.   G-TRUST SHARES - MONEY MARKET FUNDS ONLY.

          1.   Maximum Initial Sales Load: None

          2.   Contingent Deferred Sales Charge: None

          3.   Maximum Rule 12b-1 Distribution Fees: None

          4. Conversion Features/Exchange Privileges: G-Trust Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

          5. Other Shareholder Services: G-Trust Shares of a Money Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then- current prospectus for such shares of such Money Market Fund.

     T.   RETAIL A SHARES - MONEY MARKET FUNDS ONLY.

          1.   Maximum Initial Sales Load: None

          2.   Contingent Deferred Sales Charge: None

          3.   Maximum Rule 12b-1 Distribution Fees: None

          4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Retail A Shares of each Money Market Fund may pay shareholder servicing fees as follows:

               (a) Columbia Massachusetts Municipal Reserves, Columbia Government Plus Reserves and Columbia New York Tax-Exempt

                    Reserves: up to 0.10% of the average daily net assets of such shares.

               (b) Columbia Money Market Reserves: up to 0.07% of the average daily net assets of such shares.

               (c)  Columbia Government Reserves and Columbia Tax-Exempt
                    Reserves: up to 0.07% of the average daily net assets of such shares.

               (d) Columbia Connecticut Municipal Reserves: up to 0.08% of the average daily net assets of such shares.

          4. Conversion Features/Exchange Privileges: G-Trust Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Money Market Fund.

          5. Other Shareholder Services: G-Trust Shares of a Money Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then- current prospectus for such shares of such Fund.

     U.   MARSICO SHARES - COLUMBIA CASH RESERVES ONLY.

          1.   Maximum Initial Sales Load: None

          2.   Contingent Deferred Sales Charge: None

          3.   Maximum Rule 12b-1 Distribution Fees: None

          4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Marsico Shares of Columbia Cash Reserves may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

          5. Maximum Shareholder Administration Fees: Pursuant to a Shareholder Administration Plan, Marsico Shares of each Money Market Fund may pay shareholder administration fees of up to 0.10% of the average daily net assets of such shares.

          6. Conversion Features/Exchange Privileges: Marsico Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

          7. Other Shareholder Services: Marsico Shares of a Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

IV.  BOARD REVIEW.

     The Board of Trustees of the Trust shall review this Plan as frequently as it deems necessary. Prior to any material amendment(s) to this Plan, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, shall find that the Plan, as proposed to be amended (including any proposed amendments to the method of allocating class and/or fund expenses), is in the best interests of each class of shares of the Fund individually and the Fund as a whole. In considering whether to approve any proposed amendment(s) to the Plan, the Trustees of the Trust shall request and evaluate such information as they consider reasonably necessary to evaluate the proposed amendment(s) to the Plan.

Adopted:      December 9, 1999
Last amended: February 15, 2006